UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 27, 2012

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Indenture

On April 27, 2012, in connection with the completion of the previously announced private placement by Laredo Petroleum, Inc. (the “Issuer”), a wholly-owned subsidiary of Laredo Petroleum Holdings, Inc. (the “Company”), of $500 million in aggregate principal amount of the Issuer’s 7⅜% senior notes due 2022 (the “Notes”), the Issuer entered into an Indenture (the “Base Indenture”) among the Issuer, the Company, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of April 27, 2012, among the Issuer, the guarantors party thereto and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

On April 27, 2012, the Notes were issued pursuant to the Indenture in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States pursuant to Regulation S under the Securities Act.  The Issuer received net proceeds of approximately $490 million from the offering, after deducting the initial purchasers’ discount and estimated offering expenses.  The Issuer used the net proceeds of the offering to pay off loan amounts outstanding under the Credit Agreement (as defined below) and will use the remainder for general corporate purposes.

The Notes will mature on May 1, 2022 with interest accruing at a rate of 7⅜% per annum and payable semi-annually in cash in arrears on May 1 and November 1 of each year, commencing November 1, 2012.  The Notes are guaranteed on a senior unsecured basis by the Company and the Issuer’s existing subsidiaries (collectively, the “Guarantors”).

The Issuer may redeem, at its option, all or part of the Notes at any time on or after May 1, 2017, at the applicable redemption prices plus accrued and unpaid interest to, but not including, the date of redemption.  In addition, the Issuer may redeem, at its option, all or part of the Notes at any time prior to May 1, 2017 at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the applicable premium and accrued and unpaid interest.  Further, before May 1, 2015, the Issuer may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds from a private or public equity offering at a redemption price of 107.375% of the aggregate principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption, if at least 65% of the aggregate principal amount of the Notes remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of such equity offering.  If a change of control occurs prior to May 1, 2013, the Issuer may redeem all, but not less than all, of the Notes at a redemption price equal to 110% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

The foregoing description of the Indenture is a summary only and is qualified in its entirety by reference to the complete text of the Base Indenture and the Supplemental Indenture, copies of which are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On April 27, 2012, in connection with the closing of the offering of the Notes, the Issuer and the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named in the Registration Rights Agreement.  Pursuant to the Registration Rights Agreement, the Issuer and the Guarantors have agreed to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) relating to an offer to exchange the Notes for substantially identical notes (other than with respect to restrictions on transfer or any increase in annual interest rate) that are registered under the Securities Act so as to permit the exchange offer to be consummated within 365 days after the issuance of the Notes.  Under certain circumstances, the Company and the Guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resale of the Notes.  The Issuer and the Guarantors will be obligated to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time periods.

The foregoing description of the Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Fourth Amendment to Third Amended and Restated Credit Agreement

On April 27, 2012, the Issuer entered into the Fourth Amendment to Third Amended and Restated Credit Agreement (the “Fourth Amendment”) among the Issuer, Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto (as so amended, the “Credit Agreement”).  The Fourth Amendment increases the facility capacity to $2.0 billion and the borrowing base to $785 million.  The Fourth Amendment also provide for an automatic reduction of the borrowing base in an amount equal to 25% of the aggregate principal amount of such senior notes in the event the Issuer issues any senior notes (other than permitted refinancing debt) after April 27, 2012, the date of the issuance of the Notes.  In addition, the Fourth Amendment clarifies that any information required to be delivered to the administrative agent or the banks will be deemed delivered when filed on EDGAR with the SEC.

The foregoing description of the Fourth Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of April 27, 2012, among Laredo Petroleum, Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
4.2	Supplemental Indenture, dated as of April 27, 2012, among Laredo Petroleum, Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
4.3	Registration Rights Agreement, dated as of April 27, 2012, among Laredo Petroleum, Inc., the guarantors party thereto and the initial purchasers.
10.1

Fourth Amendment to Third Amended and Restated Credit Facility, dated as of April 27, 2012, among Laredo Petroleum, Inc., Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: April 30, 2012	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of April 27, 2012, among Laredo Petroleum, Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
4.2	Supplemental Indenture, dated as of April 27, 2012, among Laredo Petroleum, Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
4.3	Registration Rights Agreement, dated as of April 27, 2012, among Laredo Petroleum, Inc., the guarantors party thereto and the initial purchasers.
10.1

Fourth Amendment to Third Amended and Restated Credit Facility, dated as of April 27, 2012, among Laredo Petroleum, Inc., Wells Fargo Bank, N.A., as administrative agent, the guarantors signatory thereto and the banks signatory thereto.